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                                                                Exhibit 10(aaa)


                      AMENDMENT NO. 1 TO COMSEARCH DIVISION
                            SUPPLEMENTAL SAVINGS PLAN
                           (Effective January 1, 1996)
                            -------------------------


     WHEREAS, Allen Telecom Group, Inc. adopted the Comsearch Division Supplemental Savings Plan (the "Plan"), effective January 1, 1996;

     WHEREAS, Allen Telecom Group, Inc. merged with and into The Allen Group Inc., thereafter called Allen Telecom Inc., as of the close of business on February 28, 1997, resulting in Allen Telecom Inc. becoming the sponsor of this Plan.

     NOW, THEREFORE, the Company (as hereinafter defined) hereby amends the Plan as follows, effective as of the close of business on February 28, 1997:

                                       I.

     Section 2.2 of the Plan is hereby amended to add the following thereto:

          After the close of business on February 28, 1997, ALLEN shall mean Allen Telecom Inc.

                                       II.

     Section 2.5 of the Plan is hereby amended to add the following thereto:

          After the close of business on February 28, 1997, COMPANY shall mean Allen Telecom Inc.

                                      III.

     Section 2.6 of the Plan is hereby amended by deleting the words "The Allen Group Inc. Deferred Compensation Plan" and substituting in lieu thereof the words "Allen Telecom Inc. Deferred Compensation Plan."

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed this 28th day of February, 1997.


                                         ALLEN TELECOM INC.


                                         By:   /s/ McDara P. Folan, III
                                               -----------------------------
                                         Its:  Vice President, Secretary
                                               and General Counsel